EXHIBIT 10.5




                 PRIVATE ACTIVITY BOND REQUIREMENTS CERTIFICATE

           The undersigned, being the duly appointed and acting President of Brunswick Technologies, Inc. of Brunswick, Maine ("the Company"), hereby certifies, represents and warrants as follows in connection with the issuance and sale of $1,700,000 aggregate principal amount of the Town of Brunswick, Maine (the "Issuer") 1995 General Obligation Tax Increment Financing Bonds (BTI Project) dated December 1, 1995 (the "Bonds").

           1. AUTHORITY. The undersigned is the duly appointed and acting President of the Company and is an officer of the Company charged with the responsibility for signing the Lease. The Company is a Maine corporation with a place of business in the Town of Brunswick, County of Cumberland, State of Maine.

           2. LOCATION OF FACILITIES. The Issuer has designated certain property it owned located in Brunswick, Maine (the "Property") as the Town of Brunswick, Maine, BTI Tax Increment and State Tax Increment Financing District (the "District"). The purpose of the District is to assist the Company in financing the construction of a new manufacturing facility along with other related improvements located in Brunswick, Maine (the "Facilities"). The Facilities and the Property are now owned by Brunswick Development Corporation ("BDC"). BDC will use the proceeds of the Bonds to construct the Facilities and will then lease the Facilities to the Company. The Facilities will be located within the State of Maine at all times at which any Bonds remain outstanding. The Company and BDC have entered into a lease agreement dated August 1, 1995 under which the Facilities, along with the real property on which it is located (the "Leased Property") shall be leased to the Company.

           3. USE OF PROCEEDS. To the best of my knowledge, the Facilities comprise and will comprise land or property of a character subject to the allowance for depreciation under Section 167 of the Internal Revenue Code of 1986, as amended (the "Code"). At least ninety-five percent (95%) of the proceeds of the Bonds are to be used to finance costs (a) for the acquisition, construction or reconstruction of land or property of a character subject to the allowance for depreciation provided in Section 167 of the Code and (b) which are chargeable to a capital account of the Facilities or would be so chargeable either with an election by the Company or but for the election by the Company to deduct the amount of the item.

           4. SUBSTANTIAL USERS. The Bonds will not be sold to or held by the Company or any other person who is a "substantial user" of the Facilities to be financed with the Bond proceeds. Nor will the Bonds be sold to or held by a "related person" of the Company or any other substantial user. The undersigned expects the Company to be the sole substantial user of the Facilities.

           A "substantial user" of the Facilities to be financed with the Bond proceeds is any nonexempt person under the Code who regularly uses a part of such Facilities in the course of his trade or business. A substantial user may also be any non-exempt person for whom the Facilities or part thereof was specifically constructed, reconstructed or acquired or, if the Facilities were not so constructed, reconstructed or acquired, then a non-exempt person who derives more than, five percent (5%) of the total gross revenues from the facility or occupies more than five percent (5%) of the useable area of the Facilities.

             A "related person" includes:

                     a. Two or  more persons if  the relationship  between  them would result in a disallowance of  losses  under  section 267 or 707
            (b) of the code;

                     b. Two or more persons who are members of the same "controlled group of corporations" (as that term is defined in Section 1563(a) of the Code, except that for purposes of this definition "more than 50 percent" shall be substituted for "at least 80 percent" each place it appears in Section 1563(a));

                     c. A partnership and each of its partners(and their spouses and minor children); and

                     d. An S Corporation and each of its shareholders (and their spouses and minor children).

           5. REMAINING USEFUL LIFE. The remaining average economic life of the various assets being financed with the proceeds of the Bonds, calculated in the manner set forth in Schedule C hereto, is 45 years. The weighted average maturity of the Bonds, 11.397876 years from the date hereof, does not exceed 120% of the average remaining expected economic life of the assets being financed with the proceeds of the Bonds within the meaning of Section 147(b) of the Code.

           6. LAND ACQUISITION.

           Less than twenty-five percent (25%) of the net proceeds of the Bonds will be used (directly or indirectly) for the acquisition of land (or an interest therein).

           No portion of the net proceeds of the Bonds will be used (directly or indirectly) for the acquisition of land (or an interest therein) to be used for farming purposes.

           7. FIRST USE OF PROPERTY.

                     a. To the  best of my  knowledge,  no  portion  of the Bond proceeds shall be used for the acquisition of any personal property (or any interest therein) unless:

                        (1) the first use of such property is pursuant to such
                            acquisition, or

                        (2) the rehabilitation exception described in paragraph
                            7(b) below is  Satisfied.

(The inclusion of some used parts in property that otherwise will be put to its first use pursuant to such acquisition shall not prevent such property from qualifying as property being put to its first use.)

                    b. The Company may acquire previously owned or previously used personal property if it expends an amount on qualified rehabilitation expenditures (within the meaning of Section 147(d)(3) of the Code) (i) equal to at least fifteen percent (15%) of the purchase price of all existing buildings and equipment included with the buildings, if any, being acquired with proceeds of the Bonds and
           (ii) equal to at least 100% of the purchase price of all other structures, if any, being acquired with the proceeds of the Bonds. Failure so to do will result in the interest on the Bonds being taxable. The Company agrees that if it acquires previously owned or previously used property with Bond proceeds, it will make such qualified rehabilitation expenditures no later than two (2) years following the later of (i) the issuance of the Bonds or (ii) the acquisition of any building or other structure, if any.

           8. USE OF BOND PROCEEDS. To the best of my knowledge:

                    a. Pursuant to Section 147(e) of the Code, no portion of the Bond proceeds will be used to provide any of the following:

                             (1)   airplane;
                             (2)   skybox or other private luxury box;
                             (3)   health club facility;
                             (4)   facility primarily used for gambling; or
                             (5)   any store the principal business of which is
                                        the sale of alcoholic  beverages for
                                        consumption off premises.

                    b.       Pursuant to Section 144(a)(8) of the Code:

                             (1)   no more than twenty-five percent (25%) of the
                                        net proceeds of the  Bonds will be used
                                        to provide any of the following:

                                   a. retail food and beverage services;
                                   b. automobile sales or service; or
                                   c. the provision of recreation or
                                      entertainment; and

                             (2)   no portion of the Bonds proceeds will be used
                                         to provide any of the following:

                                   a. any private or commercial golf course;
                                   b. country  club;

                                   c. massage parlor;
                                   d. tennis club;
                                   e. skating facility (including roller
                                              skating, skateboard, and ice
                                              skating);
                                   f. racquet sports facility (including any
                                              handball or racquetball court);
                                   g. hot tub facility;
                                   h. sun tan facility; or
                                   i. race track.

            9. ORIGINAL USE OF EXEMPT FACILITY. Pursuant to Treasury Regulation ss.1.103-8T(a)(5)(i) with respect to Facilities that are exempt facilities:

                     (a) Before Bond Issue. If the original use of the Facilities commences before the issue date of the Bonds, no person (or related person) (a) who was a substantial user of the Facilities within the five (5) years preceding the issuance of the Bonds and
            (b) who will also be a substantial user of the Facilities within the five (5) years after the issuance of the Bonds will receive (directly or indirectly) an amount equal to five percent (5%) or more of the face amount of the Bonds in payment for his or her interest in the Facilities unless:

                           (i) A declaration of official intent for the facility is adopted under Treasury Regulation
                                   Section 1 . 150-2 within 60 days after the date on which acquisition, construction or reconstruction of that Facilitie commenced; and

                           (ii) For an acquisition, no person that is a substantial user or related person after the acquisition date was also a substantial user more than 60 days before the date on which the declaration of official intent was adopted.

                     (b) After Bond Issue. If the original use of the Facilities commences after the issue date of the Bonds, a declaration of official intent will be adopted by the Issuer pursuant to Treasury Regulation Section 1.10150-2 within 60 days of the commencement of construction, reconstruction or acquisition of the Facilities.

            10. MANUFACTURING FACILITY. The Facilities constitute a manufacturing facility, and as such, are used in the manufacturing or production of tangible personal property (including the processing resulting in a change in the condition of such property).

            Portions  of the  Facilities  that  are  not  directly  used  in the
manufacturing   process    but  are  directly   related  and  ancillary  to  the
manufacturing facility:

                    a. are located on the same site as the manufacturing
                       facility; and

                    b. have not been financed with more than twenty-five percent
                      (25%) of the net proceeds of the  Bonds.

           With respect to any office space included within the Facilities:

                    a. such office space is located on the premises of the
                       facilities; and

                    b. not more than a de minimis amount of the functions to be performed at such office(s) is not directly related to the day-to-day operations of the Facilities.

           All storage areas included within the Facilities are used to store:

                    a. materials used in the manufacturing process; or

                    b. articles manufactured at the Facilities.

           11. CHANGE IN USE OF FACILITIES. The Company understands and acknowledges that a change in the use of the Facilities to a use not qualified for tax-exempt financing will result in both the loss of tax-exemption on Bond interest and the loss of income tax deductions for interest paid by the person making the nonqualified use of the Facilities. The Company hereby covenants and agrees that before any change in use of the Facilities while any Bonds are outstanding, the Company shall first file with the Issuer an opinion of counsel satisfactory to the Issuer to the effect that such action would not cause the interest on the Bonds to be included in gross income for federal tax purposes.

           12. CAPITAL EXPENDITURES LIMIT.

                    a. The  undersigned is familiar with the financial books and records of the Company and they are maintained under the undersigned's supervision and control. The undersigned is also familiar with the books and records of any "related person" to the Company, as that term is defined in Section 144(a)(3) of the Code and the Treasury Regulations relating thereto.

                    b. The undersigned has examined the books and records of the Company and of all such "related persons," and such other documents and records as the undersigned has deemed necessary for the periods beginning December 12, 1992 through the date hereof.

                    c.  The  undersigned  is  familiar  with the  provisions  of
           Section 144 of the Code including, in particular, the provisions of Treasury Regulation Section 1. 103-10.

                    d. The undersigned has reviewed the statement of the issuer relating to its election to have the provisions of Section 144(a)(4) of the Code apply to the issuance by it of the Bonds. The statements contained in said statement of election as they relate to the company are correct.

                    e. Where are listed on schedule A hereto all "capital expenditures" within the meaning of section 144(a)(4) of the code which were paid or incurred during the period December 12, 1992, through the date hereof, with respect to any property located wholly or partially within the corporate boundaries of the Issuer or outside the Issuer, but contiguous to or integrated with the Facilities within the Issuer, the principal users of which are or were the Company, or any "related person" as defined hereinabove. Capital expenditures financed out of the proceeds of the Bonds are not "Section 144(a)(4) Capital Expenditures" and are not listed on Schedule A.

           The Company hereby covenants and agrees that from the date hereof through and including December 12, 1998, the Company shall limit the aggregate amount of all Section 144(a)(4) Capital Expenditures with respect to property located wholly or partially within the corporate boundaries of the Issuer or outside the Issuer, but contiguous to or integrated with the facilities within the Issuer, to an amount less than the difference of $10.000,000 minus the face amount of the Bonds minus the amount of capital expenditures listed on Schedule A attached hereto.

           13. $40,000,000 LIMIT. The Company covenants, agrees and certifies that except for the "Tax Exempt Bonds" (defined below) described in Schedule B attached hereto, which Tax Exempt Bonds do not exceed $40,000,000, as of the date hereof, neither the Company nor any, "related person" as defined hereinabove:

                    a. owns, occupies or uses any facilities financed with the proceeds of tax-exempt exempt facility bonds, qualified small issue bonds, qualified redevelopment bonds, or other industrial development bonds ("Tax Exempt Bonds") now outstanding located anywhere within the United States, with the exception of the Company's occupancy of the Facilities located at Brunswick, Maine; or

                    b. or has borrowed, received or benefited from Tax Exempt Bond proceeds, whether by grant, loan, lease or any other arrangement of any nature whatsoever, located anywhere within the United States with the exception of the Company's occupancy of the Facilities located at Brunswick, Maine.

The Company further covenants and agrees that no owner or principal user of the Facilities or related party shall, from the date hereof through the date that is three years from the date the

Facilities are placed in service, own, occupy or use any property financed with, or borrow, receive or be benefited by, Tax Exempt Bonds such that the portion of those Tax Exempt Bonds allocable to such owner, principal user or related party exceed $40,000,000.

     That portion of a Tax Exempt Bond allocable to the Company, an owner, a principal user or any "related person" is equivalent to that entity's proportional use of the facility financed with the Tax Exempt Bond proceeds, calculated as a percentage of the entire facility. For purposes of making that calculation, the Company's, or owner's, principal user's or related person's proportional use of a facility shall be the greatest of its proportional use measured on the basis of:

                    a.       Ownership interest in the facility;
                    b.       Square footage of the facility;
                    c.       Cost of the facility;
                    d.       Income generated by the facility;
                    e.       Fair market rental value of the facility; or
                    f.       Percentage of output purchased.

     The Company shall describe in Schedule B its ownership, occupancy or use of any bond financed facility located within the United States or other benefits from the issuance of bonds during the periods referenced above.

     14. PENDING LITIGATION. There is no action, suit, proceeding, or investigation at law or in equity before or by any court, public board or body, pending or threatened, against or affecting the Company or, to the best of its knowledge, the facilities, wherein an unfavorable decision, ruling, or finding would materially adversely affect the Company or, to the best of its knowledge, the Facilities or the validity of the Bonds.

     15. OTHER MATERIAL AGREEMENTS. The execution and delivery of this certificate, and the representations made herein, does not and will not in any material respect conflict with or constitute on the part of the Company a breach of or default under any other material agreement or instrument to which the Company is a party or any existing law, regulation, court order, or consent decree to which the Company is subject and noncompliance with which would have a material adverse effect on the operations and financial condition of the Company taken as a whole.

     16. ARBITRAGE CERTIFICATE.

              a. Confirmation of Information. The undersigned has reviewed the Arbitrage and Use of Proceeds Certificates of the Town of Brunswick and BDC to be delivered in connection with the issuance of the Bonds (the "Town's Arbitrage Certificate") and hereby confirms as true and correct, to the best of its knowledge, all information set forth therein regarding the Company and its use of the Facilities, and confirms that the Company is not aware of any facts or circumstances inconsistent with the information set forth therein or that would cause any of the expectations set forth therein to be unreasonable.

              b. Compliance Covenant. The Company will comply with the provisions and procedures set forth in the Town's and BDC's Arbitrage Certificates and will do and perform all acts and things necessary or desirable, including certifying to the Town on a quarterly basis or on the Town's request, if sooner, that the Company is in compliance with all provisions of this Private Activity Bond Requirements Certificate, in order to assure that interest paid on the Bonds shall, for purposes of federal income taxation, be excluded from the gross income of the owner's thereof.

     17. INDEMNIFICATION. The Company hereby agrees to indemnify, defend and hold harmless the Town from any and all claims, actions, suits, proceedings or investigations, and from any and all liability, damages, costs (including without limitation, attorney's fees) or other amounts, arising from any action or failure to act on the part of the Company that causes or has the effect of causing interest on the Bonds to be included in the gross income of the holders thereof for purposes of federal income taxation.

     18. RELIANCE BY BOND COUNSEL. The undersigned recognizes and acknowledges that Pierce, Atwood, Scribner, Allen, Smith and Lancaster, bond counsel, will rely upon this certification in rendering their opinion as to the validity and tax status of the Bonds.

     IN WITNESS WHEREOF, the undersigned has executed this Certificate as of the 12th day of December, 1995.

                                                    BRUNSWICK TECHNOLOGIES, INC.


                                                 By :
                                                     ---------------------------
                                                           William Dubay
                                                           Its President

                                   SCHEDULE A

                        SCHEDULE OF CAPITAL EXPENDITURES
               (510,000,000 Local Capital Expenditure Limitation)

The following are the dates and amounts of all "Section 144(a)(4) Capital Expenditures," as defined in Treasury Regulations Section 1.103-10(b)(2)(ii), paid or incurred by the Company, and any "related persons" in the Town of Brunswick during the period December 12, 1992, through the date hereof.

 Party Making
 Expenditure              Date                Amount
 -----------              ----                ------







                                      A-1















                                   SCHEDULE B

                    PARTICIPATION IN BOND-FINANCED FACILITIES
                ($40,000,000 NATIONAL TAX EXEMPT BOND LIMITATION)

Party Owning,     Description of
Occupying         Facilities Owned,       Percentage          Principal Amount
or Using          Occupied or Used        of Use              of Financing
- --------          ----------------        ------              ------------









                                      NONE
                                      ----








                                      B-1









                                   SCHEDULE C

                            EVIDENCE OF ECONOMIC LIFE
                            -------------------------

   LIST OF FINANCED ASSETS COMPRISING
   FACILITY, WITH REASONABLY EXPECTED ECONOMIC
   LIVES AND WEIGHTED AVERAGE CALCULATION

                                         REASONABLE
                  COST FINANCED          EXPECTED
                  WITH BOND              ECONOMIC           WEIGHTED
ITEM *            PROCEEDS               LIFE**             LIFE***
Building          $1,700,000             x 45 years         $76,5000,000 years



  WEIGHTED AVERAGE CALCULATION
             $76,500,000

(Total Weighted Life) =   years:
(Total Cost) = $1,700,000                    = 45 years Average Economic Life


           * only include assets financed with bond proceeds.

           ** The life or the asset must be adjusted as follows: If the asset is "placed in service" prior to the date of issuance of the Bond, the life of such asset must be decreased by the period of time it is in service prior to the date of issuance of the Bond. If the asset will be "Placed in service" after the date of issuance of the Bond, the life of the asset man be increased by the period of time measured from the date of issuance of the Bond to the date the asset is expected to be "placed in service". Only for purposes herein, the term "placed in service" means the date an asset is eligible for the investment tax credit and accelerated cost recovery deductions under the Internal Revenue Code.

           *** Multiply the value of the asset by its life.

           Note: For purposes of the calculations, the reasonably expected economic life of property is determined on the basis of all the facts and circumstances. The Code permits the use of certain "safe harbor" guidelines:

                                       C-1







           1. For new personal property the economic life may be the midpoint life determined under the Internal Revenue Service's Class 1ife Asset Depreciation Range (CLADR). found in Rev. Proc. 87-56, as amended and modified.

           2. For newly constructed real property the economic life may be determined under the Guidelines. For property which was previously owned by a third party, determination of the economic life of such property must be based on an appraisal of economic life by a reputable appraisal company or by a person with a demonstrated expertise in this area. Such a report must be attached to this
           Exhibit if the Borrower chooses not to rely on the safe harbor guidelines.

           Land is always assigned a life of thirty (30) years.





                                      C-2






                 PRIVATE ACTIVITY BOND REQUIREMENTS CERTIFICATE

                                       OF

                          BRUNSWICK TECHNOLOGIES, INC.



                            Town of Brunswick, Maine

                            1995 General Obligation

                         Tax Increment Financing Bonds

                                 (BTI Project)

                            Dated: December 1, 1995




                 PRIVATE ACTIVITY BOND REQUIREMENTS CERTIFICATE

     The undersigned, being the duly appointed and acting President of Brunswick Technologies, Inc. of Brunswick, Maine (the "Company"), hereby certifies, represents and warrants as follows in connection with the issuance and sale of $1,700,000 aggregate principal amount of the Town of Brunswick, Maine (the "Issuer") 1995 General Obligation Tax Increment Financing Bonds (BTI Project) dated December 1, 1995 (the "Bonds").

     1. AUTHORITY. The undersigned is the duly appointed and acting President of the Company and is an officer of the Company charged with the responsibility for signing the Lease. The Company is a Maine corporation with a place of business in the Town of Brunswick, County of Cumberland, State of Maine.

     2. LOCATION OF FACILITIES. The Issuer has designated certain property it owned located in Brunswick, Maine (the "Property") as the Town of Brunswick, Maine, BTI Tax Increment and State Tax Increment Financing District (the "District"). The Purpose of the District is to assist the Company in financing the construction of a new manufacturing facility along with other related improvements located in Brunswick, Maine (the "Facilities"). The Facilities and the Property are now owned by Brunswick Development Corporation ("BDC"). BDC will use the proceeds of the Bonds to construct the Facilities and will then lease the Facilities to the Company. The Facilities will be located within the State of Maine at all times at which any Bonds remain outstanding. The Company and BDC have entered into a lease agreement dated August 1, 1995 under which the Facilities, along with the real property on which it is located (the "Leased Property") shall be leased to the Company.

     3. USE OF PROCEEDS. To the best of my knowledge, the Facilities comprise and will comprise land or property of a character subject to the allowance for depreciation under Section 167 of the Internal Revenue Code of 1986, as amended (the "Code"). At least ninety-five percent (95%) of the proceeds of the Bonds are to be used to finance costs (a) for the acquisition, construction or reconstruction of land or property of a character subject to the allowance for depreciation provided in Section 167 of the Code and (b) which are chargeable to a capital account of the Facilities or would be so chargeable either with an election by the Company or but for the election by the Company to deduct the amount of the item.

     4. SUBSTANTIAL USERS. The Bonds will not be sold to or held by the Company or any other person who is a "substantial user" of the Facilities to be financed with the Bond proceeds. Nor will the Bonds be sold to or held by a "related person" of the Company or any other substantial user. The undersigned expects the Company to be the sole substantial user of the Facilities.

     A "substantial user" of the Facilities to be financed with the Bond proceeds is any non-exempt person under the Code who regularly uses a part of such Facilities in the course of his trade or business. A substantial user may also be any non-exempt person for whom the Facilities or part thereof was specifically constructed, reconstructed or acquired or, if the Facilities were not so constructed, reconstructed or acquired, then a non-exempt person who derives more than five percent (5%) of the total gross revenues from the facility or occupies more than five percent (5%) of the usable area of the Facilities.

       A "related person" includes:

              a. Two or more persons if the relationship between them would result in a disallowance of losses under Section 267 or 707(b) of the Code;

              b. Two or more persons who are members of the same "controlled group of corporations" (as that term is defined in Section 1563(a) of the Code, except that for purposes of this definition "more than 50 percent" shall be substituted for "at least 80 percent" each place it appears in
       Section 1563(a));

              c. A partnership and each of its partners (and their spouses and minor children); and

              d. An S Corporation and each of its shareholders (and their spouses and minor children).

     5. REMAINING USEFUL LIFE. The remaining average economic life of the various assets being financed with the proceeds of the Bonds, calculated in the manner set forth in Schedule C hereto, is 45 years. The weighted average maturity of the Bonds, 11.397876 years from the date hereof, does not exceed 120% of the average remaining expected economic life of the assets being financed with the proceeds of the Bonds within the meaning of Section 147(b) of the Code.

     6.  LAND  ACQUISITION.

     Less than twenty-five percent (25%) of the net proceeds of the Bonds will be used (directly or indirectly) for the acquisition of land (or an interest therein).

     No portion of the net proceeds of the Bonds will be used (directly or indirectly) for the acquisition of land (or an interest therein) to be used for farming purposes.

     7. FIRST USE OF PROPERTY.

              a. To the best of my knowledge, no portion of the Bond proceeds shall be used for the acquisition of any personal property (or any interest therein) unless:

                    (1) the  first  use of such  property  is  pursuant  to such acquisition, or

                    (2) the rehabilitation exception described in paragraph 7(b)
                        below is satisfied.

(The inclusion of some used parts in property that otherwise will be put to its first use pursuant to such acquisition shall not prevent such property from qualifying as property being put to its first use.)

              b. The Company may acquire previously owned or previously used personal property if it expends an amount on qualified rehabilitation expenditures (within the meaning of Section 147(d)(3) of the Code)(i) equal to at least fifteen percent (15%) of the purchase price of all existing buildings and equipment included with the buildings, if any, being acquired with proceeds of the Bonds and (ii) equal to at least 100% of the purchase price of all other structures, if any, being acquired with the proceeds of the Bonds. Failure so to do will result in the interest on the Bonds being taxable. The Company agrees that if it acquires previously owned or previously used property with Bond proceeds, it will make such qualified rehabilitation expenditures no later than two
       (2) years following the later of (i) the issuance of the Bonds or (ii) the acquisition of any building or other structure, if any.

     8. USE OF BOND PROCEEDS. To the best of my knowledge:

              a. Pursuant to Section 147(e) of the Code, no portion of the Bond proceeds will be used to provide any of the following:

                         (1) airplane;
                         (2) skybox or other private luxury box;
                         (3) health club facility;
                         (4) facility primarily used for gambling; or
                         (5) any store the  principal  business  of which is the
                             sale of alcoholic beverages for consumption off premises.

              b. Pursuant to Section 144(a)(8) of the Code:

                         (1) no more than  twenty-five  percent (25%) of the net
                             proceeds of the Bonds will be used to provide any of the following:

                                    a. retail food and beverage services;
                                    b. automobile sales or service; or
                                    c. the provision of recreation or entertain-
                                       ment; and

                         (2) no  portion of the Bonds  proceeds  will be used to
                             provide any of the following:

                                    a. any private or commercial golf courses;
                                    b. country clubs;

                                    c. massage parlor;
                                    d. tennis club;
                                    e. skating   facility   (including    roller
                                       skating, skateboard, and ice skating);
                                    f. racquet  sports  facility  (including any
                                       handball or racquetball court);
                                    g. hot tub facility;
                                    h. sun tan facility; or
                                    i. race track.

     9. ORIGINAL USE OF EXEMPT FACILITY. Pursuant to Treasury Regulation Section 1.103-8T(a)(5)(i) with respect to Facilities that are exempt facilities:

              (a) Before Bond Issue. If the original use of the Facilities commences before the issue date of the Bonds, no person (or related person) (a) who was a substantial user of the Facilities within the five
       (5) years preceding the issuance of the Bonds, and (b) who will also be a substantial user of the Facilities within the five (5) years after the issuance of the Bonds, will receive (directly or indirectly) an amount equal to five percent (5%) or more of the face amount of the Bonds in payment for this or her interest in the Facilities unless:

                         (i) A declaration of official  intent for  the facility
                             is adopted under Treasury Regulation Section 1.150-2 within 60 days after the date on which acquisition, construction, or reconstruction of that Facilities commenced; and

                         (ii)For  the   acquisition,   no   person   that  is  a
                             substantial user or related person after the acquisition date was also a substantial user more than 60 days before the date on which the declaration of official intent was adopted.

              (b) After Bond Issue. If the original use of the Facilities commences after the issue date of the Bonds, a declaration of official intent will be adopted by the Issuer pursuant to Treasury Regulation
       Section 1.150-2 within 60 days of the commencement of construction, reconstruction or acquisition of the Facilities.

     10. MANUFACTURING FACILITY. The Facilities constitute a manufacturing facility, and as such are used in the manufacturing or production of tangible personal property (including the processing resulting in a change in the condition of such property).

     Portions of the Facilities that are not directly used in the manufacturing process, but are directly related and accillary to the manufacturing facility:

              a. are located on the same site as the manufacturing facility; and

              b. have not been financed with more than twenty-five percent (25%)
                 of the net proceeds of the Bonds.

     With respect to any office space included within the Facilities:

              a. such office space is located on the premises of the Facilities;
                 and

              b. not  more  than a de  minimus  amount  of the  functions  to be performed at such office(s) is not directly related to the day-to-day operations of the Facilities.

     All storage areas included within the Facilities are used to store:

              a. materials used in the manufacturing process; or

              b. articles manufactured at the Facilities.

     11. Change in Use of Facilities. The Company understands and acknowledges that a change in the use of the Facilities to a use not qualified for tax-exempt financing will result in both the loss of tax-exemption on Bond interest and the loss income tax deductions for interest paid by the person making the nonqualified use of the Facilities. The Company hereby covenants and agrees that before any change in use of the Facilities while any Bonds are outstanding, the Company shall first file with the Issuer an opinion of counsel satisfactory to the Issuer to the effect that such action would not cause the interest on the Bonds to be included in gross income for federal tax purposes.

     12. Capital Expenditures Limit.

              a. The undersigned is familiar with the financial books and records of the Company and they are maintained under the undersigned's supervison and control. The undersigned is also familiar with the books and records of any "related person" to the Company, as that term is defined in Section 144(a)(3) of the Code and the Treasury Regulations relating thereto.

              b. The undersigned has examined the books and records of the Company and of all such "related persons," and such other documents and records as the undersigned has deemed necessary for the periods beginning December 12, 1992 through the date hereof.

              c. The undersigned is familiar with the provisions of Section 144 of the Code including, in particular, the provisions of Treasury Regulation Section 1.103-10.

              d. The undersigned has reviewed the statement of the Issuer relating to its election to have the provisions of Section 144(a)(4) of the Code apply to the issuance by it of the Bonds. The statements contained in said statement of election as they relate to the Company are correct.

              e. There are listed on Schedule A hereto all "capital expenditures" within the meaning of Section 144(a)(4) of the Code which were paid or incurred during the period December 12, 1992, through the date hereof, with respect to any property located wholly or partially within the corporate boundaries of the Issuer or outside the Issuer, but contiguous to or integrated with the Facilities within the Issuer, the principal users of which are or were the Company, or any "related person" as defined hereinabove. Capital expenditures financed out of the proceeds of the Bonds are not "Section 144(a)(4) Capital Expenditures" and are not listed on Schedule A.

     The Company hereby covenants and agrees that from the date hereof through and including December 12, 1998, the Company shall limit the aggregate amount of all Section 144(a)(4) Capital Expenditures with respect to property located wholly or partially within the corporate boundaries of the Issuer or outside the Issuer, but contiguous to or integrated with the Facilities within the Issuer, to an amount less than the difference of $10,000,000 minus the face amount of the Bonds minus the amount of capital expenditures listed on Schedule A attached hereto.

     13. $40,000,000 Limit. The Company covenants, agrees and certifies that except for the "Tax Exempt Bonds" (defined below) described in Schedule B attached hereto, which Tax Exempt Bonds do not exceed $40,000,000, as of the date hereof, neither the Company nor any "related person" as defined hereinabove:

              a. owns, occupies or uses any facilities financed with the proceeds of tax-exempt facility bonds, or other industrial development bonds ("Tax Exempt Bonds") now outstanding located anywhere within the United States, with the exception of the Company's occupancy of the Facilities located at Brunswick, Maine; or

              b. or has borrowed, received or benefited from Tax Exempt Bond proceeds, whether by grant, loan, lease or any other arrangement of any nature whatsoever, located anywhere within the United Stajtes with the exception of the Copmpany 's occupancy of the Facilities located at Brunswick, Maine.

The Company further covenants and agrees that no owner or principal user of the Facilities or related party shall, from the date hereof through the date that is three years from the date there forth therein or that would cause any of the expectations set forth therein to be unreasonable.

              b. Compliance Covenant. The Company will comply with the provisions and procedures set forth in the Town's and BDC's Arbitrage Certificates and will do and perform all acts and things necessary or desirable, including certifying to the Town on a quarterly basis or on the Town's request, if sooner, that the Company is in compliance with all provisions of this Private Activity Bond Requirements Certificate, in order to assure that interest paid on the Bonds shall, for purposes of federal income taxation, be excluded from the gross income of the owner's thereof.

     17. Reliance by Bond Counsel. The undersigned recognizes and acknowledges that Pierce, Atwood, Scribner, Allen, Smith and Lancaster, bond counsel, will rely upon this certification in rendering their opinion as to the validity and tax status of the Bonds.

     IN WITNESS WHEREOF, the undersigned has executed this Certificate as of the 12th day of December, 1995.

                                                    BRUNSWICK TECHNOLOGIES, INC.

                                                    By:  /S/William Dubay
                                                       -------------------------
                                                            William Dubay
                                                            Its President



                                      -8-




                                   SCHEDULE A

                        SCHEDULE OF CAPITAL EXPENDITURES
               ($10,000,000 Local Capital Expenditure Limitation)

     The following are the dates and amounts of all "Section 144(a)(4) Capital Expenditures," as defined in Treasury Regulations Section 1.103-10(b)(2)(ii), paid or incurred by the Company, and any "related persons" in the Town of Brunswick during the period December 12, 1192, through the date hereof.

Party Making
Expenditure                   Date                                   Amount
- -----------                   ----                                   ------
Company                  12/12/92-12/31/92                       $    1,822
Company                      Year 1993                              966,909
Company                      Year 1994                            1,249,140
Company                  01/01/95-12/07/95                          498,219
                                                                    -------
                                                                 $2,716,090




                                       A-1




                                   SCHEDULE B

                   PARTICIPATION IN BOND-FINANCED FACILITIES



 Party Owning,         Description of
 Occupying             Facilities Owned,       Percentage       Principal Amount
 or Using              Occupied or Used        of Use           of Financing
 --------              ----------------        ------           ------------



                                      NONE







                                      B-1




                                   SCHEDULE C

                           EVIDENCE OF ECONOMIC LIFE

List of Financed Assets Comprising
Facility with Reasonably Expected Economic
Lives and Weighted Average Calculation



                                           Reasonably
                 Cost Financed             Expected
                 with Bond                 Economic           Weighted
Item*            Proceeds                  Life**             Life***
- -----            --------                  ------             -------
Building         $1,700,000                x45 years          $76,500,000  years




WEIGHTED AVERAGE CALCULATION
$76,500,000
(Total Weighted Life) = years
- -----------------------------
(Total Cost) = $1,700,000            = 45 years Average Economic Life


              * Only include assets financed with bond proceeds.

              ** The life or the asset must be adjusted as follows: If the asset is "placed in service" prior to the date of issuance of the Bond, the life of such asset must be decreased by the period of time it is in service prior to the date of issuance of the Bond. If the asset will be "Placed in service" after the date of issuance of the Bond, the life of the asset may be increased by the period of time measured from the date of issuance of the Bond to the date the asset is expected to be "placed in service". Only for purposes herein, the term "placed in service" means the date an asset is eligible for the investment tax credit and accelerated cost recovery deductions under the Internal Revenue Code.

              *** Multiply the value of the asset by its life.

              Note: For purposes of the calculations, the reasonably expected economic life of property is determined on the basis of all the facts and circumstances. The Code permits the use of certain "safe harbor" guidelines:


                                      C-1



              1. For new personal property the economic life may be the midpoint life determined under the Internal Revenue Service's Class Life Asset Depreciation Range (CLADR), found in Rev. Proc. 87-56, as amended and modified.

              2. For newly constructed real property the economic life may be determined under the Guidelines. For property which was previously owned by a third party, determination of the economic life of such property must be based on an appraisal of economic life by a reputable appraisal company or by a person with a demonstrated expertise in this area. Such a report must be attached to this
              Exhibit if the Borrower chooses not to rely on the safe harbor guidelines.

              Land is always assigned a life of thirty (30) years.



                                      C-2